Exhibit 10.20.A

Certain identified information has been excluded from the exhibit because it both:

(i)	is not material; and
(ii)	is the type that the company treats as private or confidential.

[***] indicates that information has been redacted.

25 October 2023

Dan Jowett

[***]

Private and Confidential

By email: dan.jowett@openmarkets.group

Dear Dan,

AMENDMENT TO EXECUTIVE SERVICE AGREEMENT

EXTENSION OF NOTICE PERIOD

We refer to your employment agreement with TradeFloor IPCO Pty Ltd (Employer) dated 31 January 2022 (as varied from time to time) (Executive Service Agreement).

By signing and returning a copy of this letter, the parties hereby agree that your notice period of three months under item 5 of Schedule 1 is varied to twelve months’ notice period, effective as at the date of this letter.

If you have any questions or concerns regarding the content of this letter, please feel free to reach out to myself for further clarification.

We appreciate your understanding and cooperation in this matter and look forward to your continued commitment to OMG.

Yours sincerely,

/s/ Naseema Sparks

Naseema Sparks AM
Non-executive director
Openmarkets Group Pty Ltd (on behalf of TradeFloor IPCO Pty Ltd)

I, Dan Jowett, acknowledge and agree to the changes to my Executive Services Agreement as contemplated within this letter.

/s/ Dan Jowett
Signature of Dan Jowett

Date: 27 October 2023

Openmarkets Group
Level 15, 388 George St Sydney NSW 2000 Australia